Exhibit 99.2

Pro Forma Financial Information.

Unaudited Condensed Combined Pro Forma Balance Sheet as of September 30, 2009

Unaudited Condensed Combined Pro Forma Statement of Operations for the Nine Months Ended September 30, 2009 and the Twelve Months Ended December 31, 2008

Notes to Unaudited Condensed Combined Pro Forma Financial Statements

Unaudited Condensed Combined Pro Forma Financial Information

On December 31, 2009, Caribbean Villa Catering Corporation, a Nevada corporation  (“Caribbean ” or the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Caribbean Villa Acquisition Corp. , a Nevada corporation and wholly-owned subsidiary of the Company (the “Subsidiary”) and CJSC Globotek., a Russian corporation (“Globotek”). Under the terms of the agreement, the Company issued approximately 40,000,000 shares of its common stock (the “Acquisition Shares”) to the shareholders of Globotek, representing approximately 61.73% of the issued and outstanding common stock.

The Registrant is a publicly registered corporation with no significant operations prior to the merger. For accounting purposes, CJSC Globotek shall be the surviving entity. The transaction is accounted for using the purchase method of accounting. As a result of the recapitalization and change in control, CJSC Globotek is the acquiring entity in accordance with Accounting Standards. The accumulated earnings of CJSC Globotek will be carried forward after the completion of the Merger. Operations prior to the Merger will be those of CJSC Globotek.

The unaudited condensed combined pro forma statements of operations are presented combining Globoteks’ condensed audited statement of operations for the year ended December 31, 2008 and Caribbean Villa Catering Corporations’ audited condensed statement of operations for the year ended December 31, 2008 and the unaudited condensed statement of operations for the nine-month period ended September 30, 2009. The unaudited condensed combined pro forma balance sheet gives effect to the acquisition as if the transaction had taken place on September 30, 2009 and combines Globotek’s unaudited condensed balance sheet as of September 30, 2009 with the Company’s condensed balance sheet as of September 30, 2009.

The unaudited condensed combined pro forma financial data and the notes thereto should be read in conjunction with each of the Registrant’s and Globoteks’ historical financial statements. The unaudited condensed combined pro forma financial data is based upon certain assumptions and estimates of management that are subject to change. The unaudited condensed combined pro forma financial data is presented for illustrative purposes only and is not necessarily indicative of any future results of operations or the results that might have occurred if the exchange transaction had actually occurred on the indicated date.

The pro forma information is based on historical financial statements giving effect to the proposed transactions using the purchase method of accounting and the assumptions and adjustments in the accompanying notes to the pro forma financial statements. The unaudited condensed combined pro forma financial information is not necessarily indicative of the actual results of operations or the financial position which would have been attained had the acquisitions been consummated at either of the foregoing dates or which may be attained in the future. The pro forma financial information should be read in conjunction with the historical financial statements of CJSC Globotek (including notes thereto) included in this Form.

CARIBBEAN VILLA CATERING CORPORATION
UNAUDITED CONDENSED COMBINED PRO FORMA BALANCE SHEET
SEPTEMBER 30, 2009

	Globotek	CaribbeanVilla	Pro Forma		Pro Forma
	30-Sep-09	30-Sep-09	Adjustments		Combined
Assets
Current Assets
Cash and cash equivalents	$75	$8,035	-		8,110
Trade receivable, net	209,098	-	-		209,098
Inventories	106,255	-	-		106,255
Advance paid to suppliers	112,079	-	-		112,079
VAT recoverable	513,095	-	-		513,095
Other current assets	191,191	-	-		191,191
Total Current Assets	1,131,793	8,035	-		1,139,828

Property and Equipment, net	3,485,241	3,205	-		3,488,446
Other Assets:
Intangible Assets	145,794	-	-		145,794
Total Assets	$4,762,828	$11,240	-		4,774,068

(Deficiency in) Stockholders' equity and Liabilities
Current Liabilities:
Advances received from customers	$155,436	$-	-		155,436
Trade payable	1,218,179	-	-		1,218,179
Notes payable – current	1,062,023	10,003	-		1,072,026
Capital lease payable – current	1,650,266	-	-		1,650,266
Other current liabilities	125,175	-	-		125,175
Total Current Liabilities	4,211,079	10,003	-		4,221,082

Long-term Liabilities:
Notes payable – long term	1,045,635	-	-		1,045,635
Capital lease payable – long term	564,840	-	-		564,840
Total Long-term Liabilities	1,610,475	-	-		1,610,475.00

(Deficiency in) Stockholders' Equity:
Common Stock	100	24,800	(100)	(1)	64,800
			40,000	(2)
Additional paid-in capital	1,059	82,700	(1,059)	(1)	(62,404)
			(106,263)	(3)
			(38,841)
Accumulated deficit	(1,878,716)	(106,263)	106,263	(3)	(1,878,716)
Accumulated other comprehensive income	818,831	-	-		818,831
Total (Deficiency in) Stockholders' Equity	(1,058,726)	1,237	-		(1,057,489)
Total (Deficiency in) Stockholders’ Equity and Liabilities	$4,762,828	$11,240	-		4,774,068

See accompanying notes to the unaudited condensed combined financial statements

CARIBBEAN VILLA CATERING CORPORATION
UNAUDITED CONDENSED COMBINED PRO FORMA STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2009

	Globotek	Caribbean Villa	Pro Forma Combined
	30-Sep-09	30-Sep-09	30-Sep-09

Revenues
Sale of productive output	$23,064	$-	$23,064
Sale of goods	865,453	-	865,453
Other revenue	437,076	-	437,076
Total Revenue	1,325,593	-	1,325,593

Cost of Sales	1,056,318	-	1,056,318

Gross profit	269,275	-	269,275

Operating Expenses:
VAT	202,209		202,209
Selling, general and administrative	524,073	38,163	562,236
Total Operating Expenses	726,282	38,163	764,445

Income (Loss) from Operations	(457,007)	(38,163)	(495,170)

Other Income (Expenses):
Interest income	2,035	-	2,035
Interest expense	(154,036)	-	(154,036)
Miscellaneous income	16,072	-	16,072
Total Other Income (Expenses)	(135,929)	-	(135,929)

(Loss) before Taxes	(592,936)	(38,163)	(631,099)

Income tax (expenses) benefit	(194)	-	(194)

Net (Loss)	$(593,130)	$(38,163)	$(631,293)

Net (loss) per common share	$(0.02)	$-	$(0.01)
(basic and assuming dilution)

Weighted average shares outstanding	40,000,000	24,800,000	64,800,000
(basic and diluted)

See accompanying notes to unaudited condensed combined financial statements

CARIBBEAN VILLA CATERING CORPORATION
UNAUDITED CONDENSED COMBINED PRO FORMA STATEMENT OF OPERATIONS
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2008
	Globotek	Caribbean Villa	Pro Forma Combined
	31-Dec-08	31-Dec-08	31-Dec-08
Revenues:
Sale of productive output	$4,360,076	$-	$4,360,076
Sale of goods	2,340,345	-	2,340,345
Other revenue	74,098	-	74,098
Total Revenue	6,774,519	-	6,774,519

Cost of Sales	2,448,949	-	2,448,949

Gross Profit (Loss)	4,325,570	-	4,325,570

Operating Expenses:
Depreciation and amortization	399,098	-	399,098
Value added taxes (VAT)	1,041,993	-	1,041,993
Selling, general and administrative	828,025	64,142	892,167
Total Operating Expenses	2,269,116	64,142	2,333,258

Income (Loss) from Operations	2,056,454	(64,142)	1,992,312

Other Income (Expenses):
Interest expense, net	(130,410)	-	(130,410)
Miscellaneous income	70,797	-	70,797
Total Other Income (Expenses)	(59,613)	-	(59,613)

Income (Loss) before Taxes	1,996,841	(64,142)	1,932,699

Income tax expenses (benefit)	672,601	-	672,601

Net Income (Loss)	$1,324,240	$(64,142)	$1,260,098

Net income per common share	$0.03	$-	$0.02
(basic and assuming dilution)

Weighted average shares outstanding	40,000,000	24,800,000	64,800,000
(basic and diluted)

See accompanying notes to unaudited condensed combined pro forma financial statements

CARIBBEAN VILLA CATERING CORPORATION
NOTES TO UNAUDITED CONDENSED COMBINED PRO FORMA FINANCIAL STATEMENTS

1. Basis of Presentation.

The unaudited condensed combined pro forma Financial Statements have been prepared in order to present combined financial position and results of operations of the Registrant and CJSC Globotek as if the acquisition had occurred as of September 30, 2009 for the pro forma condensed combined balance sheet as of September 30, 2009 and the unaudited condensed combined pro forma statement of operations for the nine month period ended September 30, 2009.  The audited condensed combined pro forma statement of operations for the twelve months ended December 31, 2008 is derived from the audited statement of operations of Globotek and the audited statement of operations of Caribbean Villa Catering Corporation, for the year ended  December 31, 2008 , giving effect to the merger as if it had occurred at January 1, 2008 .
The condensed statement of operations for Caribbean Villa Catering Corporation for the nine month period ended September 30, 2009 were derived from the consolidated statement of operations as reported with the 10-Q filed on November 23, 2009.  The condensed statement of operations for Caribbean Villa Catering Corporation for the year ended December 31, 2008 were derived from the consolidated statement of operations as reported with the S-1 filed on April 15, 2009.

The following adjustments represent the pro forma adjustments giving effect to the merger as if it had occurred at December 31, 2008 with respect to the unaudited condensed combined pro forma balance sheet.  There were no proforma adjustments for the statements of operations contained herein.

(1) To eliminate Globotek’s capital structure.

(2) To record issuance of 40,000,000 shares of Caribbean Villa Catering Corporation common stock in exchange for conversion of all shares of Globotek’s common stock.

(3) To eliminate Registrant’s accumulated deficit and record recapitalization of Registrant